Exhibit 10.2


THE SECURITIES REPRESENTED BY THIS INSTRUMENT, TOGETHER WITH ANY SECURITIES ISSUABLE UPON ITS CONVERSION, IF ANY, HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("1933 ACT"), OR QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS. SUCH SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES ONLY AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SALE OR DISPOSITION OF THIS CONVERTIBLE NOTE OR THE SECURITIES ISSUABLE UPON ITS CONVERSION, IF ANY, MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL FOR THE HOLDER, SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT OR RECEIPT OF A NO-ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION



$______________                                                NOVEMBER __, 2007



                              HC INNOVATIONS, INC.
                    TWELVE-MONTH 10% SECURED CONVERTIBLE NOTE

                             DUE: NOVEMBER __, 2008

For value received, HC INNOVATIONS, INC. (the "Company"), a Delaware corporation, hereby promises to pay ___________, or their assigns ("Holder") the principal sum of _______________US Dollars ($_____________) in lawful money of the United States with interest on the outstanding principal balance at the rate of ten percent (10%) per annum payable on November __, 2008 (the "Maturity Date"), as provided herein, unless converted to an ownership interest in the Company or unless this Note becomes earlier due and payable, as indicated below. All interest due under this Note shall accrue and be capitalized hereunder until repayment or conversion as provided herein and shall be calculated on the basis of a 360-day year. Upon an Event of Default, subject to any applicable notice and grace periods, in addition to any other rights or remedies of the Noteholder, interest shall accrue on the unpaid principal balance of this Note from and beginning on the date due until paid in full at a rate equal to the lesser of twelve percent (12.0%) per annum or the maximum rate allowable under applicable law.

1.       CONVERSION.

         1.1 OPTIONAL CONVERSION. At any time, and from time to time, prior to the Maturity Date, the Holder shall have the option to convert all or a portion of the principal and accrued but unpaid interest with respect to this
Note into shares of the Company's Common Stock at the Conversion Price (as defined herein) on or prior to the Maturity Date. The "Conversion Price" is equal to seventy percent (70%) of the average of the lowest bid prices for the Company's common stock for the consecutive twenty (20) trading days immediately prior to the Conversion Date (as defined below); provided, however, the Conversion Price shall not be lower than $1.00 per share. Further, upon the closing of a Qualified Financing (as defined herein), the Holder shall have the right to either: (i) tender all or a portion of this Note (in lieu of cash) for securities issued in the Qualified Financing, receiving credit for all unpaid principal and interest then due on this Note, or
(ii) have all or a portion of the unpaid principal and interest then due on the Note paid in full. In the event of an Optional Conversion pursuant to Section 1.1(i) above, the Holder may convert the principal and unpaid interest due under this Note at a price equal to the lower of (a) a thirty percent (30%) discount to the issue price of the new securities offered in the Qualified Financing; or
(b) a thirty percent (30%) discount to the average of the lowest bid prices for the Company's common stock for the consecutive twenty (20) trading days prior to the announcement of the issue of new securities in the Qualified Financing; provided, however, that the tender price pursuant to this provision (b) shall not be lower than $1.00 per share.

         A "Qualified Financing" is defined as the sale for cash by the Company in a transaction or series of related transactions of debt, equity, equity-linked securities or any combination thereof (the "SECURITIES") generating gross proceeds to the Company (excluding the principal amount of any Notes tendered in connection therewith) of at least $10,000,000.

         1.2 TERMS OF CONVERSION. Any conversion hereunder shall occur on the date the Holder tenders notice to the Company of Holder's election to convert (the "Conversion Date") and shall be upon the following terms and conditions:

                  (a) To effect optional conversion, Holder shall, on or prior to the Maturity Date, deliver to Company at its principal office Holder's written notice of conversion, a copy of which is attached hereto as Exhibit A.

                  (b) Holder shall, within five (5) Business Days (as defined below) after the Conversion Date, surrender to the Company at its principal office this Note with power attached duly endorsed by Holder for transfer and cancellation. In the event of partial conversion of this Note as provided herein, the Company shall issue a replacement note for any amount of this Note not so converted. Upon surrender and cancellation of this Note, in whole or in part, and after compliance with all applicable federal and state securities laws, Holder shall, without further act of Holder or the Company, become the owner of the Company's Common Stock (the "Securities") into which the Note converts for all purposes, and the Company at its expense will cause to be issued in the name of and delivered to Holder certificates representing the Securities and any money or other property that Holder is entitled to receive upon conversion under the terms of this Note. Holder shall not have any rights of a shareholder with regard to the Securities into which the Note converts and shall not receive any dividends or other distributions payable on the Securities until such time as Holder surrenders the Note or any portion thereof (or an affidavit of lost promissory note with indemnities satisfactory to the Company). Upon conversion of only a portion of the outstanding balance of this Note, pursuant to section1.1, the Company shall issue and deliver to Noteholder a replacement convertible note, in the form of this Note, effective as of the date first set forth above for remaining principal balance. "Business

Day" shall mean any day other than a Saturday, Sunday or a day on which commercial banks in the City of New York are authorized or required by law or executive order to remain closed.

         1.3 EFFECT OF CONVERSION. In the event of a conversion hereof, this Note, to the extent converted, shall be of no further force or effect as of the close of business on the date such conversion occurs.

         1.4 FRACTIONAL SHARES. No fractional shares of Common Stock or scrip shall be issued upon conversion of the Note. In lieu of any fractional shares of Common Stock which would otherwise be issuable upon conversion, the Company may, at its option, pay a cash adjustment in respect of such fractional interest.

         1.5 RESERVATION OF SHARES. Until the amounts due under this Note are paid, in full, the Company shall reserve out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the Note, sufficient shares of Common Stock to provide for the conversion of the Note.

         1.6 VALID ISSUANCES. All shares of Common Stock which may be issued upon conversion of the Note will upon issuance by the Company be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issuance thereof, and the Company shall take no action which will cause a contrary result.

2.       PAYMENTS OF PRINCIPAL AND INTEREST.

         2.1 PAYMENT OF PRINCIPAL AND INTEREST. Principal and Interest shall be payable in a single lump sum on the Maturity Date, unless converted to an ownership interest in the Company or unless this Note becomes earlier due and payable, as indicated herein. All interest due under this Note shall accrue and be capitalized hereunder until repayment or conversion as provided herein and shall be calculated daily on the basis of a 360-day year.

         2.2 PREPAYMENT OF NOTE. The Company has the option to repay all, but not less than all, unpaid principal and accrued interest due on this Note at any time prior to the Maturity Date, without penalty or premium, provided that the Company shall deliver to the Holders written notice of any intended prepayment at least thirty (30) calendar days prior to the date of such prepayment ("Prepayment Notice"). The Holder may convert all, but not less than all, unpaid principal and accrued interest due on this Note as provided herein at any time beginning on the date of the Prepayment Notice and ending on the thirtieth (30th) calendar day thereafter.

         2.3 TAXES. The Company may withhold and pay over to the relevant authorities any backup withholding from any interest payment to be made to the Holder to the extent that such withholding is required by the Internal Revenue Code or any other applicable federal law, rule, or regulation.

3        DEFAULT. The entire unpaid principal balance of this Note shall, at the election of the Holder, become immediately due and payable upon the occurrence of any of the following events of default:

                  (a) The failure of the Company to make payment in full of interest and principal on or before the Maturity Date.

                  (b) The filing by the Company of a voluntary petition in bankruptcy, arrangement, or other such relief under federal bankruptcy law, or a voluntary petition for the appointment of a receiver or for such other relief under the laws of any State, or the making by the Company of an assignment of all or substantially all of its assets for the benefit of creditors.

                  (c) The dissolution of the Company by operation of law, shareholder or board of directors' action, or otherwise.

                  (d) The adjudication of the Company as bankrupt or insolvent, the appointment of a receiver for all or substantially all of the Company's assets if such adjudication, order, or appointment is made upon a petition filed against the Company and is not within sixty
         (60) days after it is made, vacated, or stayed on appeal or otherwise, or if the Company by any action or failure to act signifies its approval thereof, consent thereto and acquiescence therein.

                  (e) an event of default occurs, which is not cured within the time period allowed, under the Security Agreement entered into between the Company and the Holder.

         Notwithstanding this Section 3, the Holder may, at its option, deem the death of the Company's Chief Executive Officer, David Chess, to be an event of default as provided herein.

         The Company agrees to pay Holder the reasonable paralegal fees, attorneys' fees and costs, incurred by Holder for the services of counsel employed after maturity or default to collect this Note or any principal or interest due hereunder, including, but not limited to any of the foregoing incurred in connection with any trial, or appellate proceedings, or in any proceedings under the United States Bankruptcy Code or in any post judgment proceedings.

4. REPRESENTATIONS AND WARRANTIES OF HOLDER. For the purpose of complying with applicable securities laws, Holder makes the following representations and warranties.

         4.1. PURCHASE FOR OWN ACCOUNT. Holder represents that he is acquiring this Note and will acquire any Securities solely for Holder's own account and beneficial interest for investment and not for sale or with a view to distribution of the Securities or any part thereof, have no present intention of selling (in connection with a distribution or otherwise), granting any participation in, or otherwise distributing the same, and does not presently have reason to anticipate a change in such intention.

         4.2. INFORMATION. Holder acknowledges that he has received all the information he has requested from the Company and he considers necessary or appropriate for deciding whether to acquire the Securities. Holder represents that he has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Securities and to obtain any additional information necessary to verify the accuracy of the information given Holder.

         4.3. ABILITY TO BEAR ECONOMIC RISK. Holder acknowledges that investment in the Securities involves a high degree of risk, and represents that he is able, without materially impairing his financial condition, to hold the Securities for an indefinite period of time and to suffer a complete loss of his investment.

         4.4.     FURTHER  LIMITATIONS  ON  DISPOSITION.   Without  in  any  way
limiting the representations set forth above, Holder further agrees not to make any disposition of all or any portion of the Securities unless and until:

                  4.4.1. There is then in effect a Registration Statement under the 1933 Act covering such proposed disposition and such disposition is made in accordance with such Registration Statement; or

                  4.4.2. Holder shall have notified the Company of the proposed disposition, and if reasonably requested by the Company, Holder shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration under the 1933 Act or any applicable state securities laws; or

         4.5 PERMITTED TRANSFERS. Notwithstanding the provisions of paragraphs (4.4.1) and (4.4.2) above, no such registration statement or opinion of counsel shall be necessary for a transfer by Holder by gift, will or intestate succession to any spouse or lineal descendants or ancestors, if all transferees agree in writing to be subject to the terms hereof to the same extent as if they were Lender hereunder.

         4.6. EXPERIENCE. Holder is a) an "accredited investor" (as defined in Regulation D promulgated under the 1933 Act) and b) either alone or with his duly appointed "purchaser representative" (as defined in Regulation D promulgated under the 1933 Act), has such knowledge and experience in financial and business matters that Holder is able to evaluate the merits and risks of an investment in the Notes or has a pre-existing personal or business relationship with the Company or one of its officers or directors which is of a nature and duration that Holder is in a position to evaluate the character, the business acumen, and the general business and financial circumstances of the Company and its subsidiaries.

         4.7. FURTHER ASSURANCES. Holder agrees and covenants that at any time and from time to time he will promptly execute and deliver to the Company such further instruments and documents and take such further action as the Company may reasonably require in order to carry out the full intent and purpose of this Agreement.

5. SECURITY INTEREST. The Company's obligations under this Note are secured by that certain Security Agreement, dated the date hereof, made by the Company in favor of the Holder.

6.       RANKING

         6.1. SUBORDINATION. The obligations of the Company hereunder shall be subordinated to all other current secured debt of the Company (the "Senior Indebtedness"), as more fully described in that certain Subscription Agreement for the Purchase of Securities, entered into between the Company and the Holder on the date hereof. The Company will not incur new lines of credit, credit facilities or otherwise incur any additional indebtedness without the consent of the Holder, which consent may be withheld in the sole discretion of the undersigned; provided, however, that such prohibition shall not apply to the Qualified Financing, and trade payables incurred in the ordinary course of business.

         6.2. EQUAL PRIORITY WITH OTHER NOTES. The security interest under this Note shall have equal priority with security interests granted under the other Notes.

         6.3. DISTRIBUTION ON DISSOLUTION, LIQUIDATION, AND REORGANIZATION. In the event of any payment or distribution of assets or securities of the Company, whether in cash, property, or securities, to creditors upon any dissolution or winding up or total or partial liquidation, or reorganization of the Company, whether voluntary or involuntary and whether in bankruptcy, insolvency, or receivership proceedings or upon an assignment of the benefit of creditors or any other marshaling of the assets or liabilities of the Company, all Senior Indebtedness shall first be paid in full, or due provision made for such payment, in accordance with terms of such Senior Indebtedness, before any payment is made on account of the Notes.

7. WAIVERS. Except as otherwise expressly set forth herein, the Company, to the extent permitted by applicable law, waives presentment for payment, protest and demand, and notice of protest, demand and/or dishonor and nonpayment of this Note and all other notices or demands otherwise required by law that the Company may lawfully waive. No failure to accelerate the Loan evidenced hereby by reason of an Event of Default, nor any acceptance of a past due payment or granting of any indulgence from time to time, shall be construed: (A) as a novation of this Note or a reinstatement of the indebtedness evidenced hereby, or as a waiver of such right of acceleration or of the right of the Holder thereafter to insist upon strict compliance under the terms of this Note: or (B) to prevent the exercise of such right of acceleration or any other right granted hereunder or under any statute or rule of law or equity now or hereafter in effect. No renewal or extension of this Note shall operate to release, discharge, modify, change or affect the original liability of the Company under this Note, either in whole or in part, unless the Holder expressly agrees otherwise in writing. No provision of this Note may be changed, waived, discharged or terminated except in accordance with terms of this Note. No single or partial exercise by the Holder of any right hereunder, under the Security Agreement or any other agreements between the Company and the Holder will preclude any further or other exercise thereof or the exercise of any other rights. No delay or omission on the part of the Holder in exercising any right hereunder will operate as a waiver of such right or of any other right under this Note.

8. REMEDIES CUMULATIVE. No right or remedy conferred upon or reserved to Holder, or now or hereafter existing at law or in equity or by statute or other legislative enactment, is intended to be exclusive of any other right or remedy, and each and every such right or remedy shall be cumulative and concurrent, and shall be in addition to every other such right or remedy, and may be pursued singly, concurrently, successively or otherwise, at the sole discretion of Holder, and shall not be exhausted by any one exercise thereof, but may be exercised as often as occasion therefor shall occur. No act of Holder shall be deemed or construed as an election to proceed under any one such right or remedy to the exclusion of any other such right or remedy. Furthermore, each such right or remedy of Holder shall be separate, distinct and cumulative and none shall be given effect to the exclusion of any other.

9.       MISCELLANEOUS.

         9.1. BINDING AGREEMENT. The terms and conditions of this Note, Subscription Agreement for the Purchase of Securities, Warrant, Registration Rights Agreement and Security Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the Company and Holder. Nothing in this Note, express or implied, is intended to confer upon any third party any rights, remedies, obligations, or liabilities under or by reason of this Note, except as expressly provided in this Note.

         9.2 AMENDMENT. No modification to this Note, nor any waiver of any rights, shall be effective unless assented to in writing by the party to be charged, and the waiver of any breach or default shall not constitute a waiver of any other right or any subsequent breach or default. Any provision of this Note requiring the consent, election or approval of a Majority in Interest, shall not be modified or waived without the approval of a Majority in Interest. Notwithstanding the foregoing, if before this Note is either paid in full or converted into equity, any additional note is issued by the Company on terms more favorable to the holder than the terms of this Note, then to the fullest extent permitted by law, this Note shall automatically and without further action of any party be amended to contain such more favorable terms. The "Majority in Interest" shall mean those persons who have loaned the Company over 50% of the amount borrowed by it under this Note and any other notes issued by the Company on substantially the same terms as this Note (collectively, the "Notes").

         9.3. GOVERNING LAW, JURISDICTION AND VENUE. THIS NOTE WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE WITHOUT REGARD TO ANY CONFLICTS OF LAWS PROVISIONS THEREOF THAT WOULD OTHERWISE REQUIRE THE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION.

                  (i) JURISDICTION. The Company irrevocably submits to the jurisdiction of any State or Federal Court sitting in the State of New York, County of New York, over any suit, action, or proceeding arising out of or relating to this Note. The Company irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action, or proceeding brought in such a court and any claim that suit, action, or proceeding has been brought in an inconvenient forum. The Company agrees that the service of process upon it mailed by certified or registered mail, postage prepaid and return receipt requested (and service so made shall be deemed complete three days after the same has been posted as aforesaid) or by personal service shall be deemed in every respect effective service of process upon it in any such suit or proceeding. Nothing herein shall affect Holder's right to serve process in any other manner permitted by law. The Company agrees that a final non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

                  (II) NO JURY TRIAL. THE COMPANY HEREBY KNOWINGLY AND VOLUNTARILY WAIVES ANY AND ALL RIGHTS IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS NOTE.

         9.4. CONSTRUCTION. The titles and subtitles used in this Note are used for convenience only and are not to be considered in construing or interpreting this Note. The language of this Note shall be construed according to its fair meaning and not strictly for or against any party.

         9.5. NOTICES. All notices, requests, demands and other communications under this Note shall be in writing and shall be deemed to have been duly received on the date of service if served personally or by facsimile (with electronically verified receipt) on the party to whom notice is to be given, or on the third day after mailing if mailed to the party to whom notice is to be given by registered or certified mail, postage prepaid, and properly addressed as follows:



         To Holder:

         -----------------------

         -----------------------



         To the Company:
         HC Innovations, Inc.
         10 Progress Drive, Suite 200
         Shelton, CT 06484
         Attn: David Chess, MD, CEO

         With a copy to:
         Gersten Savage, LLP
         600 Lexington, Avenue, 9th Floor
         New York, NY 10022
         Attention: Jay M. Kaplowitz, Esq.

         Any party may change its address for purposes of this Section by giving the other parties written notice of the new address in the manner set forth above.

         9.6. SEVERABILITY. If any of the provisions of this Note are determined to be invalid, illegal, or unenforceable, such provisions shall be modified to the minimum extent necessary to make such provisions enforceable, and the validity, legality, and enforceability of the remaining provisions of this Note shall continue in full force and effect to the extent the economic benefits conferred upon the Company and Holder by this Note remain substantially unimpaired.

         9.7. RESOLUTION OF DISPUTES. All claims and disputes between or among the parties relating in any way to this Note or its performance, interpretation, validity, breach or to any other rights, duties, or obligations between the Company and Holder whether or not arising under this Note (the "Dispute") shall be subject to a good faith effort at resolution through non-binding mediation before any litigation may be commenced. Either party may tender the Dispute to mediation with a third party impartial mediator agreed to by both parties. In the event the parties do not agree on the mediator within thirty (30) days of a request by either party for mediation of the Dispute, either party may submit the Dispute to JAMS in New York, New York and the parties agree that JAMS may select the mediator to mediate the Dispute. Any mediation fee shall be divided equally among the parties.

         9.8. ATTORNEYS' FEES. Should any litigation be commenced between the Company and Holder concerning the rights or obligations under this Note, the party prevailing in such litigation shall be entitled, in addition to such other relief as may be granted, to a reasonable sum as and for its attorneys' fees, experts' fees, costs and expenses in such litigation. This amount shall be determined by the court in such litigation or in a separate action brought for that purpose.

         9.9. POST JUDGMENT. In addition to any amount received as attorneys' fees, the prevailing party also shall be entitled to receive from the party held to be liable, an amount equal to the attorneys' fees and costs incurred in enforcing any judgment against such party. This Section is severable from the other provisions of this Note and survives any judgment and is not deemed merged into any judgment.

         9.10. ENTIRE AGREEMENT. This Note constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein.

         9.11 SUCCESSORS AND ASSIGNS. This Note inures to the benefit of Holder and binds Company, its successors and assigns, and the words "Holder" and "Company" whenever occurring herein shall be deemed and construed to include such respective heirs, successors and assigns.



         Executed on November __, 2007.


                                        HC INNOVATIONS, INC.

                                        By:
                                            ---------------------------
                                            Name:
                                            Title:





                                        Agreed and Acknowledged



                                        -------------------------------

                              NOTICE OF CONVERSION



Pursuant to Section 1 of that certain Twelve-Month 10% Secured Convertible Note (the "Note") issued to ________________________, the undersigned hereby exercises his/her/its right to convert the full principal amount of the Note into shares of HC Innovations, Inc. (the "Company") Common Stock. As per the Note, the undersigned understands that the Conversion Price (as defined in the Note) will be equal to $____.


         Date of Note:
         Amount:
         Maturity Date:









By:
   -------------------------------------------------------------
         [Names of Debenture Holder]

Date:
     -----------------------------



1) ENCLOSE ORIGINAL SIGNED DEBENTURE AND RETURN TO:
---------------------------------------------------

         JEFFREY L. ZWICKER
         CHIEF FINANCIAL OFFICER
         HC INNOVATIONS, INC.
         10 PROGRESS DRIVE, SUITE 200
         SHELTON, CT 06484





2) PREPAID FEDEX ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE